Exhibit 10.8

                           SCHEDULE IDENTIFYING OTHER
                         EXECUTIVE RETENTION AGREEMENTS
                      OMITTED FROM THIS REPORT ON FORM 10-Q

         The Registrant has also entered into Executive Retention Agreements with Morris Goodwin Jr., Lois M. Martin and Thomas W. VanHimbergen. Apart from the names of the parties to such Agreements, these Agreements are substantially identical to the Agreements between the Registrant and John H. LeFevre, a copy of which was filed with this Quarterly Report on Form -10-Q as Exhibit 10.6.